UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported):  January 19, 2011
                                                         ----------------

                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

               NEW JERSEY                000-53576           80-0282551
               ----------                ---------           ----------
      State or other jurisdiction       (Commission       (IRS Employer
           of incorporation)             File Number)     Identification No.)

                              6000 MIDLANTIC DRIVE
                              --------------------
                  MT. LAUREL, NEW JERSEY 08054               08054
                  ----------------------------               -----
          (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code (856) 439-0300

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) The Registrant announced that effective January 19, 2011, Mr. Robert E. Groody has resigned from the Board of Directors of the Registrant. Mr. Groody has accepted employment with a major financial services provider, and in accordance with the internal policies of his new employer, Mr. Groody may not continue to serve as a director of the Registrant. Accordingly, Mr. Goody has resigned.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CORNERSTONE FINANCIAL CORPORATION
                            ---------------------------------
                            (Registrant)

Dated: January 19, 2011     By: /s/ Keith Winchester
                            ---------------------------------
                            Keith Winchester
                            Executive Vice President and Chief Financial Officer